UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2022

Simpson Manufacturing Co., Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13429	94-3196943
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5956 W. Las Positas Boulevard, Pleasanton, CA 94588

 (Address of principal executive offices)

(Registrant’s telephone number, including area code): (925) 560-9000

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	SSD	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 4, 2022, Simpson Manufacturing Co, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the three proposals set forth below. A more detailed description of each proposal is set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 23, 2022.

Proposal 1:	To elect eight directors, each to hold office until the Company's 2023 annual meeting of stockholders or until their successors are duly qualified and elected.

Proposal 2:	To approve, on an advisory basis, the compensation of the Company’s named executive officers.

Proposal 3:	To ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year.

At the close of business on March 9, 2022, the record date for the Annual Meeting, there were 43,354,677 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting (“Common Stock”). As the holders of 39,181,123 shares of Common Stock, having a majority of the votes that could be cast by the holders of all outstanding shares of Common Stock, were represented in person or by proxy at the Annual Meeting, a quorum was present.

Each of the foregoing proposals was adopted and approved by the stockholders at the Annual Meeting. The number of votes cast for or against, as well as abstentions and broker non-votes, if applicable, with respect to each of Proposals 1 - 3 presented at the Annual Meeting, including a separate tabulation with respect to each director nominee for office are set forth below:

Proposal 1: Election of Directors.

				Broker
	For	Against	Abstain	Non-Votes
James S. Andrasick	37,010,827	257,945	33,368	1,878,983
Jennifer A. Chatman	35,209,574	1,350,516	742,050	1,878,983
Karen Colonias	36,650,704	620,531	30,905	1,878,983
Gary M. Cusumano	36,162,814	1,099,197	40,129	1,878,983
Philip E. Donaldson	37,148,431	107,884	45,825	1,878,983
Celeste Volz Ford	37,133,968	128,003	40,169	1,878,983
Kenneth D. Knight	37,202,393	58,697	41,050	1,878,983
Robin G. MacGillivray	36,077,058	1,185,336	39,746	1,878,983

As a result, the eight individuals were elected by the stockholders as directors of the Company, each to hold office until the Company's 2023 annual meeting of stockholders or until his or her successor has been duly qualified and elected.

Proposal 2: Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
36,201,629	1,054,883	45,629	1,878,983

As a result, the compensation paid to the Company's named executive officers as disclosed in the Company’s proxy statement for the Annual Meeting was approved by the stockholders.

Proposal 3: Ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2022.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
39,143,239	7,679	30,205	0

As a result, the selection of Grant Thornton LLP by the Company's board of directors as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified by the stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simpson Manufacturing Co., Inc.
(Registrant)

DATE:	May 9, 2022	By	/s/ Brian J. Magstadt
Brian J. Magstadt
Chief Financial Officer

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